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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 29, 2000



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



        1-12815                                              N.A.
(Commission File Number)                       (IRS Employer Identification No.)

            Polarisavenue 31
            2132 JH Hoofdorp
            The Netherlands                                   N.A.
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5.   Other Events

          On August 29, 2000, the Company signed a letter of intent to acquire the PDM Engineered Construction and PDM Water divisions of Pitt-Des Moines, Inc.

          A copy of the Company's press release dated August 29, 2000 is attached as an exhibit hereto.


Item 7.   Financial Statements and Exhibits

          (c)   Exhibits

             (1)   Company Press Release dated August 29, 2000.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CHICAGO BRIDGE & IRON COMPANY N.V.



Date:  August 31, 2000                      By: /s/  Timothy J. Wiggins
                                                -----------------------

                                      By:   Chicago Bridge & Iron Company B.V.
                                      Its:  Managing Director
                                            Timothy J. Wiggins
                                            Managing Director